Exhibit 10.5.2

Execution Version

AMENDMENT TO ESCROW AGREEMENT (this “Amendment”), dated as of the 8th day of June, 2006, by and among AFG Enterprises USA, Inc., a Nevada corporation (the “Company”); The Bank of New York, a New York banking corporation, as Escrow Agent (in such capacity, the “Escrow Agent”); The Bank of New York, a New York banking corporation, as Collateral Agent (in such capacity, the “Collateral Agent”) under that certain Security Agreement with the Company and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company (in such capacity, the “Trustee”) under that certain Indenture dated as of March 29, 2006 (the “Indenture”) with the Company.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Escrow Agreement (as defined below).

WITNESSETH:

WHEREAS, in connection with the Indenture, the Company issued and sold the Notes to the Holders and entered into that certain Escrow Agreement dated as of March 29, 2006 (the “Escrow Agreement”) among the Company, the Escrow Agent, the Collateral Agent and the Trustee;

WHEREAS, the Company, the Escrow Agent, the Collateral Agent and the Trustee wish to amend the terms of the Escrow Agreement to permit investment of Escrow Property in U.S. Treasury Notes or Bills, in each case with maturity dates not later than 90 days after the date of investment; and

WHEREAS, pursuant to the terms of the Escrow Agreement, the Company wishes to instruct the Escrow Agent to invest the Escrow Property in U.S. Treasury Bills with maturity dates of 90 days after the date of investment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto do hereby agree as follows:

1.               Amendment to Escrow Agreement.   In accordance with Section 13 of the Escrow Agreement, Section 3(b) of the Escrow Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“☒      (b)                                     The Escrow Property shall be invested in U.S. Treasury Notes or Bills, in each case with maturity dates not later than 90 days after the date of investment, and/or “money market” funds of banks or trust companies that are members of the United States Federal Reserve System having a minimum net worth of $1 billion.  The Escrow Agent shall invest the Escrow Property in accordance with the written instructions of the Company; provided that such instructions shall comply with the restrictions of the first sentence of this Section 3(b).  In the absence of written instructions from the Company, the Escrow Agent is hereby authorized to invest the Escrow Property in U.S. Treasury Bills with maturity dates not later than 30 days after the date of investment.  The Escrow Agent shall pay to the party or parties entitled to delivery of the

Escrow Property the amount of income actually received, if any, from the investment of the cash comprising the Escrow Property in accordance with the terms of this Agreement.”

2.               Instruction to Invest Escrow Property.    Provided that such written instructions shall comply with the first sentence of Section 3(b) of the Escrow Agreement as amended hereby; the Escrow Agent shall invest the Escrow Property in accordance with the written instructions of the Company until otherwise instructed by the Company (in compliance with Section 3(b) of the Escrow Agreement as amended hereby).

3.               No Modifications.   Except as amended hereby, the terms and conditions of the Escrow Agreement shall continue in full force and effect and is hereby in all respects ratified and confirmed.

4.               Binding Effect.   This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.               Governing Law.   This Amendment, and all matters arising out of or relating to the subject matter hereof, shall be governed by, and construed in accordance with, the laws of the State of New York.

6.               Severability.   If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provisions shall be excluded from this Amendment and the balance of this Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.               Counterparts.   This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first written above.

AFG ENTERPRISES USA, INC.

By:	/s/ Stephen Peary
Name: Stephen Peary
Title: Chief Financial officer

THE BANK OF NEW YORK,
as Escrow Agent

By:	/s/ Geovanni Barris
Name: Geovanni Barris
Title: Vice President

THE BANK OF NEW YORK,
as Collateral Agent

By:	/s/ Geovanni Barris
Name: Geovanni Barris
Title: Vice President

THE BANK OF NEW YORK,
as Trustee

By:	/s/ Geovanni Barris
Name: Geovanni Barris
Title: Vice President

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

AMATIS LIMITED,		$13,500,000 principal amount
as Nonconvertible Holder

By: Amaranth Advisors L.L.C., its Trading Advisor

By:	/s/ Karl Wachter
Name: Karl J. Wachter
Title: Authorized Signatory

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

RADCLIFF SPC, LTD. for and on behalf of the Class A
Convertible Crossover Segregated Portfolio,		$8,750,000 principal amount
as Nonconvertible Holder

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Managing Director

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

CONTEXT ADVANTAGE FUND, LTD formerly
CONTEXT CONVERTIBLE
ARBITRAGE OFFSHORE, LTD,		$3,100,000 principal amount
as Nonconvertible Holder

By:	/s/ Michael S. Rosen
Name: Michael S. Rosen
Title: CEO & Co-Chairman
Context Capital Management LLC
Investment Advisor

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

CONTEXT ADVANTAGE FUND, LP formerly
CONTEXT CONVERTIBLE
ARBITRAGE FUND, LP,		$900,000 principal amount
as Nonconvertible Holder

By:	/s/ Michael S. Rosen
Name: Michael S. Rosen
Title: CEO & Co-Chairman
Context Capital Management LLC
General Partner

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

WOLVERINE CONVERTIBLE
ARBITRAGE FUND TRADING LIMITED,		$1,000,000 principal amount
as Nonconvertible Holder

By:	/s/ James V. Harkness
Name: James V. Harkness
Title: CEO

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

PORTSIDE GROWTH AND
OPPORTUNITY FUND,		$2,000,000 principal amount
as Nonconvertible Holder

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

CHEYNE FUND LP,		$4,400,000 principal amount
as Nonconvertible Holder

By:	/s/ P. Treadwell
Name: P. Treadwell
Title: Portfolio Manager

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

CHEYNE LEVERAGE FUND,		$3,600,000 principal amount
as Nonconvertible Holder

By:	/s/ P. Treadwell
Name: P. Treadwell
Title: Portfolio Manager

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

CRANSHIRE CAPITAL, LP,		$500,000 principal amount
as Nonconvertible Holder

By:	/s/ Lawrence A. Prosser
Name: Lawrence A. Prosser
Title: CFO – Downsview Capital, Inc.
The General Partner

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

JMG CAPITAL PARTNERS, LP,		$3,375,000 principal amount
as Nonconvertible Holder

By:	/s/ Jonathan Glaser
Name: Jonathan Glaser
Title: Member Manager of the GP

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

JMG TRITON OFFSHORE FUND, LTD.,		$3,375,000 principal amount
as Nonconvertible Holder

By:	/s/ Jonathan Glaser
Name: Jonathan Glaser
Title: Member Manager of the Investment Manager

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

PLEXUS FUND LIMITED,		$2,500,000 principal amount
as Nonconvertible Holder

By:	/s/ M. Whitehouse (Partner)
Name: Michael Whitehouse
Title: 6/16/06

ACCEPTANCE AND AGREEMENT

Each Holder, by executing this document, represents, as to itself only, that as of the date and year first written above, it is the record and beneficial holder of that principal amount of Senior Secured Nonconvertible Notes due 2011 of AFG Enterprises USA, Inc., a Nevada corporation (the “Company”) set forth next to its name, and as the Holder of such Notes accepts and agrees to the terms of that certain Amendment to Escrow Agreement by and among the Company; The Bank of New York, a New York banking corporation, as Escrow Agent; The Bank of New York, a New York banking corporation, as Collateral Agent under that certain Security Agreement with the Company; and The Bank of New York, a New York banking corporation, as Trustee for the holders of certain notes of the Company under that certain Indenture dated as of March 29, 2006.

SMITHFIELD FIDUCIARY LLC,		$1,000,000 principal amount
as Nonconvertible Holder

By:	/s/ Scott M. Wallace
Name: Scott M. Wallace
Title: Authorized Signatory